UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest reported) August 10, 2010; August 10, 2010
                                             ---------------- ---------------

                            Sustainable Power Corp.
                            -----------------------
             (Exact name of registrant as specified in its charter)
           NEVADA                  000-53583             20-5830122
-----------------------------    -------------         --------------
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)

No current address
------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: No current telephone number

7100 Hwy 146 South, Baytown, TX 77520
-------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

ITEM 5.02(b). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

M. Richard Cutler has resigned as an officer and director of Sustainable Power Corp. effective as of August 10, 2010.

Scott Hoerr has resigned as an officer and director of Sustainable Power Corp. effective as of August 10, 2010.

Mr. Cutler and Mr. Hoerr have been provided with a copy of the disclosures contained in this Report on Form 8-K, have been given an opportunity to review and agree to such disclosures, and have advised the registrant that they agree with such disclosures.

ITEM  9.01.  EXHIBITS

99.1     Resignation  of  M.  Richard  Cutler
99.2     Resignation  of  Scott  Hoerr

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2010

SUSTAINABLE POWER CORP.


By:  /s/ M. Richard Cutler
     ---------------------------
     M. Richard Cutler
     Resigning President and CEO